SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2021
Disclosure Of Significant Accounting Policies [Abstract]
Significant accounting judgements and key sources of estimate uncertainty [Policy Text Block]

(a) Significant accounting judgements and key sources of estimate uncertainty

The preparation of financial statements requires management to make judgements, and estimates that affect the application of accounting policies and the reported amounts of assets and liabilities, revenues and expenses. Management continually evaluates these judgements, estimates and assumptions based on experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances. Actual results may differ from these estimates and judgements which may cause a material adjustment to the carrying amounts of assets and liabilities.

The areas which require management to make critical judgments include:

Going concern

These consolidated financial statements have been prepared on a going concern basis, which assumes that the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future. The assessment of the Company's ability to source future operations and continue as a going concern involves judgment. Estimates and assumptions are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances. If the going concern assumption were not appropriate for the financial statements, then adjustments to the carrying value of assets and liabilities, the reported expenses and the statement of financial position would be necessary.

Impairment of property and equipment

Property and equipment are reviewed for impairment at each reporting period end or whenever events or changes in circumstances indicate that the carrying amount of an asset exceeds its recoverable amount. The recoverable amount of an asset is the higher of its fair value, less costs to sell, and its value in use. If the carrying amount of an asset exceeds its recoverable amount, an impairment charge is recognized immediately in profit or loss by the amount by which the carrying amount of the asset exceeds the recoverable amount. If an impairment loss subsequently reverses, the carrying amount of the asset is increased to the lesser of the revised estimate of recoverable amount, and the carrying amount that would have been recorded had no impairment loss been recognized previously.

Assessment of the transactions as asset acquisitions or business combinations

Determination of whether a set of assets acquired and liabilities assumed constitute the acquisition of a business or asset requires the Company to make certain judgments as to whether or not the assets acquired and liabilities assumed include the inputs, processes and outputs necessary to constitute a business as defined in IFRS 3 - Business Combinations. If an acquired set of assets and liabilities includes goodwill, the set is presumed to be a business. The values assigned to common shares and the allocation of the purchase price to the net assets in the acquisition are based on numerous estimates and judgements of the relative fair values of net assets.

Business combinations

Judgement was used in determining whether the acquisitions of PerceiveMD and Phyto BrandCo were a business combination or an asset acquisition. Estimates were made as to the fair value of assets and liabilities acquired. In certain circumstances, such as the valuation of equipment, intangible assets and goodwill acquired, the Company may rely on independent third-party valuators. The Company measured all the assets acquired and liabilities assumed at their acquisition-date fair values. The excess of the consideration paid over the acquisition-date fair values of the net assets acquired, was recognized as goodwill as of the acquisition date in business combination.

In a business combination, all identifiable assets and liabilities acquired are recorded at their fair values, including the total consideration paid by the Company. One of the most significant estimates relates to the determination of the fair value of these assets and liabilities including assessing the fair value of any identifiable intangible assets. For any intangible asset identified, due to the complexity of determining its fair value, an independent valuation expert may be engaged to measure the fair value, using appropriate valuation techniques, which are generally based on a forecast of the total expected future net cash flows. The evaluations are linked closely to the assumptions made by management regarding the future performance of the assets concerned and any changes in the discount rate applied. For any form of consideration paid by the Company, depending on the type of consideration paid and the complexity of determining its fair value, an independent valuation expert may be engaged to measure the fair value. In the event that there is contingent consideration in an acquisition management makes assumptions as to the probability of the consideration being paid.

The information about significant areas of estimation uncertainty considered by management in preparing these financial statements is as follows:

COVID-19 estimation uncertainty

The coronavirus pandemic continues to have global impacts on workforces, economies, and financial markets. It is not possible for the Company to predict the duration or magnitude of any adverse effects that the pandemic may have on the Company's business or ability to raise funds. As of the date of these financial statements, COVID-19 has had minimal impact on the Company's ability to conduct its operations but may impact the Company's ability to raise funding should restrictions related to COVID-19 be expanded in scope.

Inventory

The Company reviews the net realizable value of, and demand for, its inventory regularly to provide assurance that recorded inventory is stated at the lower of cost or net realizable value. Factors that could impact estimated demand and selling prices include competitor actions, supplier prices and economic trends.

Useful lives and depreciation of property and equipment and intangible assets

The depreciation methods and useful lives reflect the pattern in which management expects the assets' future economic benefits to be consumed by the Company. Judgments are required in determining these expected useful lives.

Goodwill impairment

Goodwill acquired in a business combination is reviewed for impairment at each reporting period end or whenever events or changes in circumstances indicate that the carrying amount of the underlying goodwill exceeds its recoverable amount of the associated CGU. The recoverable amount of a CGU is the estimate of future cashflows generated by the CGU, based on management's assumptions. If the carrying amount of goodwill exceeds the recoverable amount of the CGU, an impairment charge is recognized immediately in profit or loss by the amount by which the carrying amount of the goodwill exceeds the recoverable amount.

Valuation of receivables

The Company recognizes an impairment loss allowance for expected credit losses on trade accounts receivable using a probability-weighted estimate of credit losses. In its assessment, management estimates the expected credit losses based on actual credit loss experience and informed credit assessment, taking into consideration forward-looking information. If actual credit losses differ from estimates, future earnings would be affected.

Valuation of share-based compensation

The Company uses the Black-Scholes option pricing model for valuation of share-based compensation. Option pricing models require the input of subjective assumptions including expected price volatility, risk-free interest rate, and forfeiture rate. Changes in the input assumptions can materially affect the fair value estimate and the Company's earnings and equity reserves.

Income taxes

In assessing the probability of realizing income tax assets, management makes estimates related to expectation of future taxable income, applicable tax opportunities, expected timing of reversals of existing temporary differences and the likelihood that tax positions taken will be sustained upon examination by applicable tax authorities. In making its assessments, management gives additional weight to positive and negative evidence that can be objectively verified.

Cash [Policy Text Block]	(b) Cash Cash is comprised of deposits in financial institutions, and cash on hand.
Inventory [Policy Text Block]

(c) Inventory

Inventory is valued at the lower of cost and net realizable value. Cost of cannabis and hemp biomass is comprised of initial third-party acquisition costs, plus analytical testing costs. The Company uses the weighted average costing method to cost extracted cannabis and hemp oil inventory, costs comprised of initial acquisition cost of the biomass and all direct and indirect processing costs including labor related costs, consumables, materials, packaging supplies, utilities, facility costs, analytical testing costs, and production related depreciation. Net realizable value is determined as the estimated selling price in the ordinary course of business less the estimated cost of completion and the estimated costs necessary to make the sale. Packaging and supplies are initially valued at cost and subsequently at the lower of cost and net realizable value.

Property and Equipment [Policy Text Block]

(d) Property and Equipment

Property and equipment is measured at cost less accumulated depreciation and impairment losses. The cost of an item of property and equipment consists of the purchase price, any costs directly attributable to bringing the asset to the location and condition necessary for its intended use and an initial estimate of the costs of dismantling and removing the item and restoring the site on which it is located. No depreciation is recorded in the year of disposal.

Depreciation is recognized over the following terms, intended to depreciate the cost of property and equipment, less its residual values if any, over its estimated useful lives:

Furniture and equipment 20% declining balance

Leasehold improvements   10 years straight line

Buildings   20 years straight line

Extraction equipment 20% declining balance

Laboratory equipment 20% declining balance

Computer software 20% declining balance

Right-of-use assets  4 years straight line over the lease term

Cost includes expenditures that are directly attributable to the acquisition of the asset. Subsequent costs are included in the asset's carrying amount or recognized as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will flow to the Company and the cost can be measured reliably. Repairs and maintenance costs are charged to profit or loss during the period they are incurred. Any gain or loss on the disposal or retirement of equipment is recognized in profit or loss.

Intangible assets [Policy Text Block]

(e) Intangible assets

Intangible assets represent trademarks and patient relationships acquired from business acquisitions.

Intangible assets with finite lives are measured at cost less accumulated amortization and impairment losses. Intangible assets are amortized on a straight-line basis over their estimated useful lives. Useful lives, residual values, and amortization methods for intangible assets with finite useful lives are reviewed at least annually.

At the end of each reporting period, the Company reviews the carrying amounts of its intangible asset to determine whether there is any indication of impairment. Intangible assets with indefinite useful lives and intangible assets not yet available for use are tested for impairment at least annually, and whenever there is an indication that the asset may be impaired. Recoverable amount is the higher of fair value less costs of disposal and value in use. In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset for which the estimates of future cash flows have not been adjusted. If the recoverable amount is less than the carrying amount, the carrying amount of the asset is reduced to its recoverable amount and an impairment loss is recognized immediately in profit or loss.

When an impairment subsequently reverses, the carrying amount of the asset is increased to the revised estimate of its recoverable amount, but so that the increased carrying amount does not exceed the carrying amount that would have been determined had no impairment loss been previously recognized. A reversal of an impairment loss is recognized immediately in profit or loss. An intangible asset is derecognized on disposal, or when no future economic benefits are expected from use or disposal. Gains or losses arising from derecognition of an intangible asset are recognized in profit or loss when the asset is derecognized.

The Company's intangible assets are comprised of trademarks and patient relationships which are amortized over their useful lives:

Trademarks  10 years straight line

Patient relationships   5 years straight line

Goodwill [Policy Text Block]

(f) Goodwill

The Company allocates goodwill arising from business combinations to each cash generating unit ("CGU") or group of CGUs that are expected to receive the benefits from the business combination. The carrying amount of the CGU or group of CGUs to which goodwill has been allocated is tested annually for impairment or when there is an indication that the goodwill may be impaired. Any impairment is recognized as an expense immediately. Should there be a recovery in the value of a CGU, any impairment of goodwill previously recorded is not subsequently reversed.

Leases liabilities [Policy Text Block]

(g) Leases liabilities

Leases are recognized as a right-of-use asset and a corresponding liability at the date at which the leased asset is available for use by the Company. Assets and liabilities arising from a lease are initially measured on a present value basis. Right-of-use assets are measured at cost comprising the following:

• the amount of the initial measurement of lease liability;

• any lease payments made at or before the commencement date less any lease incentives received;

• any initial direct costs; and

• restoration costs

The Company assesses whether a contract is or contains a lease, at inception of a contract. The Company recognizes a right-of-use asset and a corresponding lease liability with respect to all lease agreements in which it is the lessee. The lease liability is initially measured at the present value of the lease payments that are not paid at the commencement date, discounted by using the rate implicit in the lease. If this rate cannot be readily determined, the Company uses its incremental borrowing rate.

The lease liability is subsequently measured by increasing its carrying amount to reflect interest on the lease liability (using the effective interest method) and by reducing the carrying amount to reflect lease payments made. The right-of-use asset is depreciated over the shorter of the lease term and the useful life of the underlying asset. The Company applies IAS 36 - Impairment of Assets, to determine whether the asset is impaired and account for any identified impairment loss.

As a practical expedient, IFRS 16 permits a lease not to separate non-lease components, and instead account for any lease and associated non-lease components as a single arrangement. The Company has not used this practical expedient, and accordingly allocates the consideration in the contract to lease and non-lease components based on the stand-alone price of the lease component and aggregate stand-alone price of the non-lease components.

Variable rents that do not depend on an index or rate are not included in the measurement of the lease liability and the right-of-use asset. The related payments are recognized as an expense in the period in which the event or condition that triggers those payments occurs and are presented as such in profit or loss.

Recognition exemptions

The Company has elected not to recognize the ROU asset and lease obligations for short-term leases that have a lease term of 12 months or less or for leases of low-value assets. Payments associated with these leases are recognized as general and administrative expense on a straight-line basis over the lease term on the consolidated statement of loss and comprehensive loss.

Government assistance [Policy Text Block]

(h) Government assistance

Government grants and assistance are recognized as a reduction in the related expense in the period in which the grant or assistance become receivable on all conditions, if any, have been satisfied.

During the year ended December 31, 2020, the Company qualified for a government-guaranteed bank loan of $60,000 which is interest-free. If the balance of the loan is repaid on or before December 31, 2022, 25% will not have to be repaid ($15,000). Funds can be used to pay non-deferrable operating expenses including payroll. As at December 31, 2021, the principal of $60,000 is outstanding (December 31, 2020 - $60,000).

Share capital [Policy Text Block]

(i) Share capital

Common shares are classified as shareholders' equity. Transaction costs directly attributable to the issue of common shares are recognized as a deduction from shareholders' equity. Common shares issued for consideration other than cash, are valued based on their market value at the date the shares are issued.

Company has adopted a residual value method with respect to the measurement of warrants attached to private placement units. The residual value method first allocates value to the more easily measurable component based on fair value and then the residual value, if any, to the less easily measurable component. The Company considers the fair value of common shares issued in the private placements to be the more easily measurable component. The balance, if any, is allocated to the attached warrants. Any fair value attributed to the warrants is recorded as warrant reserve.

Financial instruments [Policy Text Block]

(j) Financial instruments

All financial instruments are recognized initially at fair value on the date at which the Company becomes a party to the contractual provisions of the instrument.

Classification and measurement of financial assets and liabilities

A financial asset is classified as measured at: amortized cost, fair value through other comprehensive income ("FVOCI") or fair value through profit or loss ("FVTPL"). The classification of financial assets is generally based on the business model in which a financial asset is managed and its contractual cash flow characteristics. Derivatives embedded in contracts where the host is a financial asset in the scope of the standard are never separated. Instead, the hybrid financial instrument as a whole is assessed for classification.

The Company classifies its financial instruments in the following categories based on the purpose for which the asset was acquired: FVTPL, amortized cost and FVOCI. The Company's financial assets and financial liabilities are classified and measured as follows:

Asset/Liability	Classification
Cash	FVTPL
Amounts receivable	Amortized cost
Deposits	FVTPL
Accounts payable and accrued liabilities	Amortized cost
Mortgage payable	Amortized cost
Lease liability	Amortized cost
Government loan	Amortized cost

Impairment

An 'expected credit loss' ("ECL") model applies to financial assets measured at amortized cost. The Company's receivables and deposits are measured at amortized cost and are therefore subject to the ECL model.

Financial assets, other than those classified at FVTPL, are assessed for indicators of impairment at each reporting date. Financial assets are considered to be impaired when there is objective evidence that, as a result of one or more events that occurred after the initial recognition of the financial asset (a "loss event"), and that loss event has an impact on the estimated future cash flows of that asset. Objective evidence may include significant financial difficulty of the debtor/obligor and/or delinquency in payment. When impairment has occurred, the cumulative loss is recognized in profit or loss.

For financial assets carried at amortized cost, the amount of the impairment loss recognized is the difference between the asset's carrying amount and the present value of estimated future cash flows, discounted at the financial asset's original effective interest rate. Impairment losses may be reversed in subsequent periods.

Revenue [Policy Text Block]

(k) Revenue

Cannabis concentrate sales

Cannabis concentrate sales revenue, earned under fee for service agreements, is recognized at a point in time when the Company is considered to have satisfied its performance obligations. The performance obligations are considered satisfied once all of the following have been met: (i) the manufacturing process (services) are complete; (ii) regulatory quality assurance, and customer quality assurance specifications (acceptance of the finished goods) have been met; and (iii) when the transaction price can be reliably measured in instances of variable consideration or non-monetary consideration.

At times, the Company may enter into contracts with customers where payment for the services provided by the Company is in the form of retention of a certain portion of the finished goods. In such instances, the consideration amount is variable and it's determined based on fair market values for the same or similar goods. As fair market values are readily available for cannabis concentrate, the level of estimation uncertainty is limited.

Revenues are recorded net of discounts but inclusive of freight in the sale of goods. Once the customer has accepted the finished goods, the Company has no obligations for returns, refunds, warranties or similar obligations.

Revenue from the sale of cannabis biomass and oil is recognized at a point in time when the Company has satisfied the performance obligations under the customer contracts. Revenue from toll processing and white label manufacturing, under fee for service agreements, is recognized over time under the customer contracts.

Consulting revenue

MSP remittance revenue is received from the provincial government of British Columbia for providing medical assessments and consultations to British Columbian residents under the Medical Services Plan ("MSP"). MSP remittance revenue is recognized at the point of service, being the provision of the consultation by the licensed physician.

Referral revenue (educational service fees) is earned under referral agreements with licensed producers ("LP's") of medical cannabis in Canada, duly licensed in accordance with the Cannabis Act. Under the agreements, LP's pay the Company an educational service fee of 20% of the gross revenue they receive from sales of all products purchased by customers who have been referred by the Company, including medicinal cannabis and any oils, derivatives, compounds, or other related products.

Licensing revenue

Licensing revenue is a royalty arrangement whereby the Company recognizes revenue from the licensing of its intellectual property for the sale of consumer packaged goods ("CPG") by a third party (the "Licensee"). The Company recognizes revenue as a percentage of the Licensee's gross revenue when the Licensee sells and delivers products to their customers.

Cost of sales [Policy Text Block]

(l) Cost of sales

Cost of sales represents costs directly related to manufacturing and distribution of the Company's products and services. Primary costs include raw materials, packaging, direct labor, overhead, shipping and the depreciation of production equipment and facilities. Manufacturing overhead and related expenses include salaries, wages, employee benefits, utilities, maintenance and property taxes. The Company recognizes the cost of sales as the associated revenue is recognized.

Share-based payment transactions [Policy Text Block]

(m) Share-based payment transactions

The Company has a stock option plan that provides for the granting of options to Officers, Directors, related company employees and consultants to acquire shares of the Company. The fair value of the options is measured on grant date and is recognized as an expense with a corresponding increase in reserves as the options vest.

Options granted to employees and others providing similar services are measured at grant date at the fair value of the instruments issued. Fair value is determined using the Black-Scholes option pricing model taking into account the terms and conditions upon which the options were granted. The amount recognized as an expense is adjusted to reflect the actual number of share options that are expected to vest. Each tranche in an award with graded vesting is considered a separate grant with a different vesting date and fair value. Each grant is accounted for on that basis.

Options granted to non-employees are measured at the fair value of the goods or services received, unless that fair value cannot be estimated reliably, in which case the fair value of the equity instruments issued is used. The value of the goods or services is recorded at the earlier of the vesting date, or the date the goods or services are received.

Over the vesting period, share-based payments are recorded as an operating expense and as an increase in reserves. When options are exercised the consideration received is recorded as share capital and the related share-based payments originally recorded as reserves are transferred to share capital. When an option is cancelled or expires, the initial recorded value is reversed from reserves and credited to deficit.

Related party transactions [Policy Text Block]

(n) Related party transactions

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Parties are also considered to be related if they are subject to common control or common significant influence, related parties may be individuals or corporate entities. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between related parties.

Impairment of non-financial assets [Policy Text Block]

(o) Impairment of non-financial assets

The carrying amount of the Company's long-lived assets is reviewed for an indication of impairment at the end of each reporting period. If an indication of impairment exists, the Company makes an estimate of the asset's recoverable amount. Individual assets are grouped for impairment assessment purposes at the lowest level at which there are identifiable cash flows that are largely independent of the cash flows of other groups of assets (cash generating units "CGU"). The recoverable amount of an asset group is the higher of its fair value less costs to sell and its value in use. In assessing value in use, the estimated future cash flows are adjusted for the risks specific to the CGU and are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money.

Where the carrying amount of an asset group exceeds its recoverable amount, the CGU is considered impaired and is written down to its recoverable amount. Impairment losses are recognized in profit or loss. Impairment losses recognized in respect of CGUs are allocated to reduce the carrying amounts of the assets in the CGU on a pro rata basis.

An assessment is made at each reporting date as to whether there is any indication that previously recognized impairment losses may no longer exist or may have decreased. If such indication exists, the recoverable amount is estimated. A previously recognized impairment loss is reversed only if there has been a change in the estimates used to determine the asset's recoverable amount. An impairment loss is reversed only to the extent that the asset's carrying amount does not exceed the carrying amount that would have been determined, net of depreciation, if no impairment loss had been recognized.

Income taxes [Policy Text Block]

(p) Income taxes

Income tax comprises current and deferred income taxes. Current income tax and deferred income tax are recognized in profit or loss, except to the extent that they relate to items recognized directly in shareholders' equity.

Current income tax is the expected tax payable or receivable on the taxable profit or loss for the year, using tax rates enacted or substantively enacted at the reporting date, adjusted for any amendments to tax payable in respect of previous years.

Deferred income tax is provided for, based on temporary differences at the reporting date between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes. The carrying amount of deferred income tax assets is reviewed at the end of each reporting period and recognized only to the extent that it is probable that sufficient taxable profit will be available to allow all or part of the deferred income tax asset to be utilized. Deferred income tax assets and liabilities are measured at the tax rates that are expected to apply to the year when the asset is realized or the liability is settled, based on tax rates (and tax laws) that have been enacted or substantively enacted by the end of the reporting period. Deferred income tax assets and deferred income tax liabilities are offset, if a legally enforceable right exists to set off current tax assets against current income tax liabilities and the deferred income taxes relate to the same taxable entity and the same taxation authority.

Loss per share [Policy Text Block]

(q) Loss per share

Basic loss per common share is calculated by dividing the loss attributed to shareholders for the period by the weighted average number of common shares outstanding in the period. Diluted loss per common share is calculated by adjusting the weighted average number of common shares outstanding to assume conversion of all dilutive potential common shares. Diluted loss per share is equal to basic loss per share for the periods presented as the effect would be anti-dilutive.

Standards issued but not yet effective [Policy Text Block]

(r) Standards issued but not yet effective

Certain pronouncements have been issued by the IASB or IFRIC that are effective for accounting periods beginning on or after January 1, 2022. The Company has reviewed these updates and determined that many of these updates are not applicable or consequential to the Company and have been excluded from discussion within these significant accounting policies.